                                                                     EXHIBIT 4.2



                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA



                             STUPIDPC, INC.               CUSIP NO. 864023 10 6


      [NUMBER]                                                 [SHARES]


          AUTHORIZED COMMON STOCK: 12,500,000 SHARES - PAR VALUE: $.001



THIS CERTIFIES THAT



 IS THE RECORD HOLDER OF



                     Shares of STUPID PC, INC. Common Stock




  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
       Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:




/s/
--------------------------                          --------------------
                 Secretary                                     President

                                [CORPORATE SEAL]


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT


                           Countersigned Registered:
                         HOLLADAY STOCK TRANSFER, INC.
                             2939 North 67th Place
                              Scottsdale, AZ 85251



                                      [SEALS]             By
                                                            --------------------
                                                            Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT-   Custodian
TEN ENT - as tenants by the entireties                           ---------------
JT TEN - as joint tenants with right of                 (Cust)        (Minor)
         survivorship and not as tenants           under Uniform Gifts to Minors
         in common                                 Act
                                                      --------------------------
                                                               (State)


    Additional abbreviations may also be used though not in the above list.

      For Value Received, ___________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

 ------------------------------------------------------------------------------
 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER